UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2007

VIRAGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15823	59-2101668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 SW 78th Avenue, Suite 100, Plantation, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 233-8746

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 24, 2007, Viragen, Inc. appealed the delisting notice it received from the American Stock Exchange (AMEX) indicating that Viragen no longer complies with the AMEX’s continued listing standards, and that its securities are, therefore, subject to being delisted from AMEX. As part of the appeal process, Viragen has requested a hearing before an AMEX Listing Qualifications Panel, with the hearing expected to take place within the next 45 days. Viragen previously reported its receipt of the delisting notice on its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2007.

Viragen’s securities will continue to trade on AMEX pending the hearing panel’s determination. However, there can be no assurance the Company’s request for continued listing will be granted. If Viragen’s shares of common stock, units and warrants are delisted from AMEX, the Company believes its securities are eligible to continue trading on the Over-the-Counter Bulletin Board.

This report contains forward-looking statements that can be identified by such terminology such as “believes,” “expects,” “potential,” “plans,” “suggests,” “may,” “should,” “could,” “intends,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. In particular, management’s expectations regarding future research, development and/or commercial results could be affected by, among other things, uncertainties relating to clinical trials and product development; availability of future financing; unexpected regulatory delays or government regulation generally; the success of third-party marketing efforts; our ability to retain third-party distributors; our ability to obtain or maintain patent and other proprietary intellectual property protection; and competition in general. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

On May 24, 2007, Viragen issued a press release announcing the matters discussed above. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated May 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGEN, INC.

Date: May 24, 2007	By:	/s/ Dennis W. Healey
Dennis W. Healey
Executive Vice President and
Principal Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated May 24, 2007